Exhibit 10.1
EXECUTION COUNTERPART
AMENDMENT NO. 7
          AMENDMENT NO. 7 dated as of December 4, 2009 among THE GEO GROUP, INC., a Florida corporation, as borrower (the “Borrower”), its Subsidiaries listed on the signature pages hereto, as guarantors (the “Guarantors”) and BNP PARIBAS, in its capacity as Administrative Agent under the Credit Agreement referred to below (together with its permitted successors, the “Administrative Agent”).
          The Borrower, the Lenders party thereto and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of January 24, 2007 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said Lenders to the Borrower.
          The Borrower has requested that the Credit Agreement be amended in certain respects, and the requisite Lenders have authorized the Administrative Agent to agree to such request on the terms and conditions hereof. Accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined or amended and restated in this Amendment No. 7, terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the condition precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
          2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Definitions. Section 1.1 of the Credit Agreement shall be amended by:
          (a) Amending and restating the definition of “Adjusted EBITDA” as follows:
     “Adjusted EBITDA” means, for any period, (a) if operating income less Non-Recourse Debt Service of all Unrestricted Subsidiaries for such period is less than or equal to 15% of the operating income less Non-Recourse Debt Service of the Borrower and its Subsidiaries for such period, in each case calculated on a consolidated basis, EBITDA for such period calculated as if the references in the definition of “EBITDA” and “Net Income” to Restricted Subsidiaries instead referred to all Subsidiaries and without giving effect to clause (c) in the definition of “Net Income” (“Modified EBITDA”) and (b) if the operating income less Non-Recourse Debt Service of all Unrestricted Subsidiaries for such period is greater than 15% of the operating income less Non-Recourse Debt Service of the Borrower and its Subsidiaries for such period, in each case calculated on a consolidated basis, EBITDA.
     (b) Amending the definition of EBITDA by adding “(other than Non-Recourse Debt Service of Australasian Correctional Investment Pty Ltd)” after “(2) Non-Recourse Debt Service”.

(c) Amending clause (b) of the definition of “Net Income” by adding “and except to the extent included pursuant to Section 14.9 hereof” after “except to the extent included pursuant to the foregoing clause (a)”.
(d) Amending and restating the definition of “Non-Recourse Debt Service” as follows:
     “Non-Recourse Debt Service” means, with respect to any Person, for any period, the sum of (a) the net interest expense of such Person with respect to Non-Recourse Project Financing Indebtedness determined for such period, without duplication, in accordance with GAAP and (b) the scheduled principal payments required to be made during such period by such Person with respect to Non-Recourse Project Financing Indebtedness.
          Section 3. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon the receipt by the Administrative Agent of counterparts of this Amendment No. 7 executed by the Borrower, the Guarantors and the Administrative Agent together with authorizations to execute this Amendment No. 7 from the requisite Lenders.
          Section 4. Security Documents. The Borrower and the Guarantors hereby ratify and confirm the respective Guaranty Obligations and Liens granted by them under the Security Documents in favor of the Secured Parties.
          Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 7 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 7 by signing any such counterpart. This Amendment No. 7 shall be governed by, and construed in accordance with, the law of the State of New York.
[Signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to the Credit Agreement to be duly executed and delivered as of the day and year first above written.

THE GEO GROUP, INC. (formerly known as Wackenhut Corrections Corporation), as Borrower
By:		/s/ Brian R. Evans
	Name:	BRIAN R. EVANS
	Title:	Sr. VP & CFO The GEO Group, Inc.

CORRECTIONAL SERVICES CORPORATION, as Guarantor
By:		/s/ Brian R. Evans
Name:		BRIAN R. EVANS
Title:		VP & Treasurer Correctional Services Corp.

GEO HOLDINGS I, INC., as Guarantor
By:		/s/ Brian R. Evans
Name:		BRIAN R. EVANS
Title:		VP, Finance GEO Holdings I, Inc.

GEO ACQUISITION II, INC., as Guarantor
By:		/s/ Brian R. Evans
Name:		BRIAN R. EVANS
Title:		VP, Finance GEO Acquisition II, Inc.

GEO CARE, INC. (formerly known as Atlantic Shores Healthcare, Inc.), as Guarantor
By:		/s/ Brian R. Evans
Name:		BRIAN R. EVANS
Title:		Treasurer GEO Care, Inc.

GEO RE HOLDINGS LLC (formerly known as WCC RE Holdings LLC), as Guarantor
By:		/s/ Brian R. Evans
Name:		BRIAN R. EVANS
Title:		SVP & Treasurer GEO RE Holdings LLC

[Signature pages continue]
Amendment No. 7

CPT OPERATING PARTNERSHIP, L.P., as Guarantor

By: Name:	/s/ Brian R. Evans BRIAN R. EVANS
Title:	VP, Finance
CPT Operating Partnership L.P.

CPT LIMITED PARTNER, LLC, as Guarantor

By: Name:	/s/ Brian R. Evans BRIAN R. EVANS
Title:	CPT Limited Partner, LLC
VP, Finance

CORRECTIONAL PROPERTIES PRISON FINANCE LLC, as Guarantor

By: Name:	/s/ Brian R. Evans BRIAN R. EVANS VP, Finance
Title:	Correctional Properties Prison
Finance LLC

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC, as Guarantor

By: Name:	/s/ Brian R. Evans BRIAN R. EVANS
Title:	VP, Finance
Public Properties Development
& Leasing LLC

GEO TRANSPORT, INC., as Guarantor

By: Name:	/s/ Brian R. Evans BRIAN R. EVANS
Title:	VP & Treasurer
GEO Transport Inc.

JUST CARE, INC., as Guarantor

By: Name:	/s/ Brian R. Evans BRIAN R. EVANS
Title:	VP & Treasurer
Just Care, Inc.
[Signature pages continue]
Amendment No. 7

BNP PARIBAS,
as Lender

By:	/s/ John Treadwell, Jr.

	Name:	John Treadwell, Jr.
	Title:	Vice President

By:	/s/ Nicole Mitchell

	Name:	NICOLE MITCHELL
	Title:	Vice President

BNP PARIBAS,

as Administrative Agent

By:	/s/ John Treadwell, Jr.

	Name:	John Treadwell, Jr.
	Title:	Vice President

By:	/s/ Nicole Mitchell

	Name:	NICOLE MITCHELL
	Title:	Vice President
  Amendment No. 7